Intangible Assets	3 Months Ended
Mar. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

NOTE D – INTANGIBLE ASSETS

Intangible assets consist of the following at:

	March 31, 2021 (Unaudited)	December 31, 2020
Customer list and covenant not to compete acquired in connection with the Asset Purchase Agreement with Amwaste, Inc. closed on February 11, 2021	$109,000	$-
Total	109,000	-
Accumulated amortization	(2,867)	-

Net	$106,133	$-

The customer list and covenant not to compete is being amortized using the straight-line method over their estimated useful life of five years. For the three months ended March 31, 2021 and 2020, amortization of intangible assets expense was $2,867 and $0, respectively.

At March 31, 2021, the expected future amortization of intangible assets expense is:

Amount
Fiscal year ending December 31:
2021	$16,350
2022	21,800
2023	21,800
2024	21,800
2025	21,800
Thereafter	2,583
Total	$106,133